                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 18, 2004

                        FIRST FEDERAL BANCSHARES, INC.
                        ------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

      Delaware                          0-30753                 37-1397683
      --------                        ------------              ----------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)          Identification No.)

               109 East Depot Street, Colchester, Illinois 62326
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          Exhibit 99.1    Press Release Dated February 18, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On February 18, 2004, First Federal Bancshares, Inc. announced its financial results for the quarter and year ended December 31, 2003. The press release announcing financial results for the quarter and year ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST FEDERAL BANCSHARES, INC.




Date: February 20, 2004            By: /s/ James J. Stebor
                                       ------------------------------------
                                       James J. Stebor
                                       President and Chief Executive Officer